UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 23, 2005
                                                        ------------------

                       ADVANCED SPORTS TECHNOLOGIES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Florida                   333-106299                 65-1139235
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)

    2 Briar Lane, Natick, Massachusetts                          01760
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 (Address of Principal Executive Offices)                      (Zip Code)

      Registrant's telephone number, including area code    (508) 647-4065
                                                            --------------

                   9700 Via Emilie, Boca Raton, Florida 33428
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

                                    FORM 8-K

Item                                                                        Page
----                                                                        ----

Item 1.01    Entry into a Material Definitive Agreement....................  1

Item 2.01    Completion of Acquisition or Disposition of Assets............  2

Item 3.02    Unregistered Sales of Equity Securities.......................  22

Item 5.01    Changes in Control of Registrant..............................  22

Item 5.02    Departure of Directors or Principal Officers; Election
             of Directors; Appointment of Principal Officers...............  23

Item 9.01    Financial Statements and Exhibits.............................  24

Signatures   ..............................................................  25

Item 1.01     Entry into a Material Definitive Agreement

         On September 23, 2005, Advanced Sports Technologies, Inc., a Florida corporation ("AST" or the "Company") completed the acquisition, pursuant to a merger (the "Merger"), of CardioBioMedical Corporation, a Delaware corporation ("CBM"). The Merger was effected pursuant to the terms of an Agreement and Plan of Merger, dated September 23, 2005 (the "Agreement"), among the Company, AST Acquisition Sub, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of the Company ("Sub"), and CBM. Pursuant to the Agreement, Sub was merged with and into CBM, with CBM as the surviving entity. CBM will continue under the CardioBioMedical Corporation name as a subsidiary of the Company and will retain its certificate of incorporation and bylaws. The separate existence of Sub ceased as of the effective time of the Merger.

         The Agreement provided for the issuance by the Company to the shareholders of CBM of up to an aggregate 22,077,509 shares of AST common stock, par value $.0001 per share, and the issuance to a warrant holder of CBM of a warrant to purchase 6,500,000 shares of AST common stock at an exercise price of $.01 per share. At the effective time of the Merger and without any action on the part of CBM stockholders, each one share of CBM common stock (except for shares held in treasury and dissenting shares) was converted into the right to receive one share of common stock of the Company. Shares held by stockholders of CBM who effectively dissent from the Merger and perfect their appraisal rights under Delaware general corporate law are not converted or exchanged. Rather, the holders thereof will be entitled to payment from CBM as the surviving corporation of the fair value of such shares in accordance with Delaware law. However, any holder who does not perfect such holder's appraisal rights, or withdraws or loses such rights, will have his, her or its shares exchanged for such holder's pro rata share of the Merger consideration. As of the effective time of the Merger, all shares of CBM common stock (including all shares held in treasury) and warrants to purchase such stock were deemed to be no longer outstanding and automatically cancelled and retired. The shares of AST common stock and warrant to purchase such shares issued in connection with the Merger are restricted securities and will bear a restricted legend.

         As part of the Merger and as further described below under Item 5.02, Curtis Olschansky, the former sole officer and director of the Company, resigned from his positions as an officer and director of the Company and James F. Mongiardo, the President and sole director of CBM, was elected as Chief Executive Officer, President and sole director of the Company. Mr. Mongiardo will remain in his positions as sole director and President, Chief Executive Officer, Treasurer and Secretary of CBM.

         CBM obtained consent to the Merger from 95.7% of its stockholders entitled to vote pursuant to a written consent in lieu of a meeting. Notice of the Merger will be sent to non-consenting stockholders of CBM in accordance with applicable law. Notice will also be provided to such stockholders of their appraisal rights under Delaware law.

         As a condition precedent to the Merger, AST agreed to arrange for the termination of all material contracts (if any) of the Company and all payables and liabilities thereof, in all cases effective as of the closing date of the Merger, without any payment by, or continuing liability to, CBM, the surviving corporation of the Merger or their respective shareholders. In connection with such condition, AST delivered evidence to CBM of the forgiveness or termination of an aggregate $367,680 of accounts and loans payable, including $7,680 of accounts payable, $350,000 of accounts payable to related parties and $10,000 of loans payable to related parties. AST also confirmed the termination of its agreement with Exerciting, LLC for the Better Buns(R) fitness equipment product, as previously disclosed by the Company in its quarterly filing on Form 10-QSB for the quarterly period ended April 30, 2005 and as discussed further herein.

Item 2.01     Completion of Acquisition or Disposition of Assets

         As a result of the Merger described above, on September 23, 2005 CBM became a subsidiary of the Company. CBM's primary asset is the North American license rights to patented bio-cybernetic and frequency analyses technology, known as the Cardio Spectrum Diagnostic System(TM), designed for the non-invasive early diagnosis of coronary artery diseases. CBM has obtained 510(k) clearance from the U.S. Food and Drug Administration to market the Cardio Spectrum Diagnostic System in the United States. As of September 23, 2005, CBM had not yet sold any such devices.

         As set forth above, the aggregate consideration for the Merger was up to 22,077,509 shares of the common stock of the Company and a warrant to purchase 6,500,000 shares of the common stock of the Company at $.01 per share. At the effective time of the Merger and without any action on the part of CBM stockholders, each one share of CBM common stock (except for shares held in treasury and dissenting shares) was converted into the right to receive one share of AST common stock. Shares held by stockholders of CBM who effectively dissent from the Merger and perfect their appraisal rights under Delaware corporate law are not converted or exchanged. Rather, the holders thereof will be entitled to payment from CBM as the surviving corporation of the fair value of such shares in accordance with Delaware law.

         Further information regarding the Company, CBM and certain related matters is included in this Item 2.01 below.

Description of Business

Overview of the Company and its Prior Strategy

         AST was incorporated in the state of Florida on August 9, 2001.

         The Company's initial efforts were focused on developing and marketing premium-quality, premium-priced, branded fitness and exercise equipment to the home fitness equipment market. Our original business plan included marketing products directly to consumers through a variety of direct marketing channels, including spot television commercials, infomercials, print media, direct response mailings and the Internet. Initial consumers targeted for the Company's efforts included health clubs and gyms, rehabilitation clinics, hospitals, colleges and universities, hotels and motels and the military and governmental agencies.

         AST licensed the rights to a portable gym subject to patent protection in the United States, which may be marketed under the trademark Better Buns(R). It was the Company's intention for this product to be its first direct-marketed product, although the Company was unsuccessful in attempting to raise funding for marketing. All patents, trademarks and other intellectual property associated with the Better Buns product are owned by, and the Company's license agreement was with, Exerciting LLC, which is owned by the brothers of the Company's former President and sole director. Prior to the Merger (as defined above and discussed herein), the Company was searching for other products to license or acquire for introduction. AST has not generated any revenues through the sale of the Better Buns product or otherwise and has not engaged in any research and development or marketing activities due to limited funds and resources.

         In May 2005, the Company received notice that it was in breach of its license agreement with Exerciting, LLC for the Better Buns product and that the license was being terminated.

The Merger

         On September 23, 2005, the Company changed focus through a merger with CardioBioMedical Corporation. We created a wholly-owned Delaware subsidiary for the purpose of merging with CBM, a Delaware corporation. With the consent of shareholders holding over 95% of the shares of CBM entitled to vote, the Sub merged with and into CBM with CBM being the surviving corporation. CBM then became a subsidiary of the Company and the separate existence of Sub ceased.

         The consideration for the Merger consisted of up to 22,077,509 shares of AST common stock, $.0001 par value, payable to the shareholders of CBM and a warrant, exercisable beginning January 1, 2008, to purchase 6,500,000 shares of AST common stock at a purchase price of $.01 per share payable to the sole warrant holder of CBM. At the effective time of the Merger and without any action on the part of CBM stockholders, each one share of CBM common stock (except for shares held in treasury and dissenting shares) was converted into the right to receive one share of common stock of the Company, and the CBM warrant referenced above was exchanged for an equivalent AST warrant.

         Further in connection with the Merger, the Board of Directors accepted the resignation of Curtis Olschansky as sole director and officer of the Company and elected James F. Mongiardo to fill the vacancy on the Board. Mr. Mongiardo was also elected to serve as Chief Executive Officer and President of AST.

         CBM was formed in May 2003 to commercialize, in licensed territories, devices incorporating proprietary and patented technology relating to a new scientific technique applying bio-cybernetic principles and frequency analysis in non-invasive medical devices. CBM currently is a party to a license from a patent holder to sell a proprietary device in designated territories and has a commitment from such patent-holder to perform consulting services for CBM at its request.

The Medical Problem

         According to the American Heart Association's latest cardiovascular disease statistics (estimates for 2002), cardiovascular disease is the number one killer in the United States. Cardiovascular dysfunction, especially atherosclerosis (hardening of the arteries) and its manifestations, debilitates nearly 13 million Americans and annually causes approximately 900,000 deaths in the United States. The main cause of cardiac death is acute myocardial infarction. Myocardial infarction refers to the injury or death of heart muscle and tissue because of interrupted blood flow to the area, typically as a result of atherosclerosis. An acute myocardial infarction will occur in 1.2 million people in the United States each year, 500,000 of whom will die during this acute event. Among those who experience sudden cardiac death, coronary artery disease ("CAD") is the main cause of death. A very important risk factor is "silent" ischemia (or restricted blood flow), i.e. the asymptomatic form of CAD.

         In 1903, Willem Einthoven devised the string galvanometer to indicate and graphically record changes of electric potential at various points on the exterior surface of the human body caused by contractions of the myocardium or heart muscle. His invention became the electrocardiogram ("ECG"). ECG devices measure the electrical impulses generated by the myocardial cells. The standard ECG test records the positive and negative electrical waves resulting from each heartbeat. This means that a standard ECG study examines the electrical output in the time domain, i.e., a one-dimensional examination. This can limit the amount of data generated and, accordingly, the diagnostic value of the device. While the standard ECG is not invasive, it is also of low accuracy (50-55% for CAD) and is insensitive to ischemia according to the Yale University School of Medicine Heart Book.

         In order for a physician to get a more accurate understanding of the coronary risk associated with a patient, more expensive, complicated and riskier diagnostic procedures are available. If CAD can be detected at an early stage, there exist multiple treatment regimens that may effectively treat CAD.

The Product

         As noted above, CBM has a license to market a proprietary medical device designed for the non-invasive early diagnosis of coronary artery diseases, particularly myocardial injury caused by ischemia, in the United States, Canada and Mexico. The product, known as the Cardio Spectrum Diagnostic System(TM) ("CSD"), has received approval under Underwriters Laboratories, Inc.'s electrical safety standards (UL-2601), the European Union's standard for marketing a medical device (CE) and the Federal Communication Commission's standards for marketing a computer. In addition, CBM received 510(k) clearance from the U.S. Food and Drug Administration to market the CSD in the United States.

         The basic concept underlying the proprietary technology incorporated in the CSD is the recognition that time domain myocardial electrical signals can be transformed into frequency domain and then analyzed. This concept is easily understood through the example of sunshine. To the naked eye, sunshine appears to be white. Scientists, however, regard sunshine more precisely as a spectrum in which one can see that the white comprises an infinite array of colors just like a rainbow. Similarly, the electrical signals given by the ECG can be transformed from the time domain into the frequency domain and then analyzed. It is our contention that this frequency domain gives a more complete and accurate assessment of the coronary disease status of a patient than other standard, non-invasive coronary diagnostic procedures.

         The CSD is the culmination of 20 years of research and development. Included in its software are over 20,000 patient test results. The procedure utilizing the device is performed non-invasively while the patient is at rest, with the goal of eliminating the risks associated with either exercise or the injection of dyes or a catheter. After attaching the leads to the patient, the procedure is completed in approximately 90 seconds. Results to date have shown that the CSD is effective at non-invasively diagnosing CAD with more than 90% sensitivity and specificity.

A New Strategy

         The new objective of the Company is to establish the CSD as the standard of care for the detection of early-stage ischemic heart disease. Our strategy includes first establishing the system with cardiologists and then gaining acceptance and use by other physician specialties and hospitals. We believe critical in U.S. hospital market acceptance will be the cost savings of the CSD in both the early detection of disease and the elimination of the need to perform multiple and more expensive diagnostic procedures to determine a patient's cardiac health.

         Even though the CSD may be marketed in the United States today, the Company believes that the key to successful marketing here and elsewhere will be insurance reimbursement. Historically, medical devices are not accepted by the medical community or hospitals in any meaningful manner until there is associated insurance reimbursement for use of the device. Therefore, one of the first objectives of the Company will be to obtain a "CPT Code" for the CSD. CPT codes describe medical or psychiatric procedures performed by physicians and other health-care providers. The codes were developed by the Health Care Financing Administration ("HCFA") to assist in the assignment of reimbursement amounts to providers by Medicare carriers. A growing number of managed care and other insurance companies, however, base their reimbursements on the values established by HCFA.

         We intend to seek a CPT code through a concentrated set of clinical trials that will begin with physicians associated with major teaching hospitals. The first such trial is currently being conducted at Cedars Sinai Medical Center in Los Angeles, California. While clinical data is being generated to support a CPT code application, we further intend to conduct additional clinical trials to "seed" the market in the United States. We also expect that use of the CSD by cardiologists at major teaching hospitals and other opinion leader locations will support market introduction.

         We intend to sell the CSD to physicians including group practices, hospitals and health maintenance organizations. We anticipate that marketing will focus on its advantages, namely its sensitivity and specificity as a non-invasive diagnostic tool to assist the physician in determining whether a patient has CAD. We intend to use traditional vehicles to convey this message, including medical journal advertising, direct mail and participation in medical meetings and conferences.

         We also intend to market and sell the CSD through a hybrid sales effort. In the United States, medical devices are sold through direct sales forces, distributors or a combination of both. Because the CSD test results include a suggested diagnosis, we believe that the CSD may be suitable for sale through distributors. To augment that effort and include key account selling, e.g. hospital chains, we also anticipate hiring a small direct sales force.

         In addition to a suggested diagnosis, the CSD test results give the physician additional diagnostic information about the coronary health of the patient. The power spectrum, dual lead correlation and location results of the CSD test offer an additional potential revenue source. We plan to offer physicians a service to analyze this additional information to further assist the physician in treating the patient.

Manufacturing and Distribution

         We currently expect that the CSD will be supplied by its inventor, Professor Dan Qun Fang. The product consists of commercially available hardware components and proprietary software owned by Prof. Fang and licensed to CBM. Pursuant to the license agreement for the CSD, CBM will have the benefit of "most favored nation" pricing, or pricing as favorable as that received by other sales licensees/customers of the same products on comparable terms and conditions.

Competition

         The market for medical devices is highly competitive and is served by a number of well-established companies with recognized names. In order to effectively compete, we will be required to make substantial investments in sales and marketing as well as research and development. Many products are sold by companies with greater resources than the Company and there is no assurance that we will be successful in gaining significant market share for the CSD or other products and product candidates or earning a return on our investment in such products and product candidates.

         Equipment used by the physician as a diagnostic aid in determining whether a patient has coronary artery disease includes electrocardiogram equipment, stress electrocardiogram equipment, impedance cardiography equipment, echocardiogram equipment, stress echocardiogram equipment, Thallium SPECT equipment, Ultra-Fast CT Scan equipment, CT angiogram equipment, Pet Scan equipment and angiogram equipment. In addition to competition from these devices and their respective manufacturers, the Company believes that it will have one primary direct competitor, Premier Heart, which markets a two lead detection system known as the 3DMP(TM) system, as opposed to the 12 lead detection system used by the CSD.

         As noted above, we anticipate that a critical competitive factor affecting our business is the level of insurance reimbursement and the accuracy of the diagnostic information provided by the device. With results showing over 90% sensitivity and specificity, we believe the CSD approaches the sensitivity and specificity of the gold standard for determining CAD, the angiogram. Unlike the angiogram, which is invasive and has a low risk of morbidity, the CSD is non-invasive and does not present a risk of morbidity.

         Regardless of any perceived or actual benefits and advantages, our technologies and products may be rendered obsolete or noncompetitive as a result of products introduced by competitors. Most of our competitors have substantially greater financial and technical resources, production and marketing capabilities and related experience. The greater resources, capabilities and experience of our competitors may enable them to develop, manufacture and market their products more successfully and at a lower cost. In addition, many of our competitors have significantly greater experience in conducting preclinical testing and clinical trials of medical devices and obtaining regulatory approvals. Accordingly, our competitors may succeed in obtaining FDA and related approvals for products more rapidly than we will, which may give them an advantage in achieving market acceptance of their products.

         Moreover, our technologies and products will likely be affected by technological change in the future. Management will have to continue to stay abreast of these changes as they affect optimal service and product configuration, and will have to remain vigilant and nimble in order to prevent early investments from becoming obsolete and other competitive firms who enter later obtaining an advantage with newer technologies and processes. There can be no assurances that we will be able to successfully develop and market our products or respond effectively to technological changes or new product announcements by others. Further, our success depends on the popularity of our products and services and related technology in the commercial arena, which we cannot guarantee. We also cannot guarantee that our products and services will not become unmarketable or obsolete by a competitor's more rapid introduction to the marketplace.

Intellectual Property Matters

         Where appropriate, we will seek patent, trademark and other proprietary rights protection for the products and brands we develop or introduce. In other cases, we will seek to license the rights to use the patents, trademarks and other proprietary rights of others in support of our business strategy, such as was the case with the Better Buns product and is currently the case with the CSD system. However, there can be no assurance that patent, trademark and other proprietary rights will issue for any applications we file or that we will be able to license such products and rights on terms acceptable to the Company, or at all. To date, neither the Company nor CBM has filed any applications or registrations for any patent, trademark and other proprietary rights.

         In the case of the CSD system, CBM's agreement with its inventor requires CBM to pay a royalty of five percent (5%) of the sale price for each device sold to a customer within the defined territory. The minimum royalty, beginning in 2006, is $250,000 per year, payable in installments every two months beginning on the last day of February 2006. The license may be cancelled at any time for failure to pay. The inventor also may license the product in the defined territory to up to two other companies with certain exceptions that expire beginning January 1, 2008. The CSD is protected under U.S. patents 6,148,228 and 6,638,232 and Copyright TXU 856-320. All patents, copyrights and other intellectual property associated with this product are owned by Professor Dan Qun Fang. However, CBM has the right to register the CSD trademark in the event that Prof. Fang does not do so by December 31, 2006, although Prof. Fang will retain a non-exclusive right to its use.

Regulatory Matters

         The FDA's Center for Devices and Radiological Health is responsible for regulating firms that manufacture, re-package, re-label, and/or import medical devices sold in the United States. The FDA classifies medical devices into Class I, II, and III, and regulatory control increases from Class I to Class III. The device classification regulation is critical, as it defines the regulatory requirements for a general device type. Most Class I devices are exempt from certain premarket notification requirements; most Class II devices require a "Premarket Notification" or 510(k) filing; and most Class III devices require "Premarket Approval."

         Devices like the CSD are typically classified as Class II devices and require a premarket notification 510(k) filing. A 510(k) is a pre-marketing submission made to the FDA to demonstrate that the device to be marketed is as safe and effective, that is, substantially equivalent, to a legally marketed device that is not subject to premarket approval. Applicants must compare their 510(k) device to one or more similar devices currently on the U.S. market and make and support their substantial equivalency claims. A legally marketed device includes those that have been found to be substantially equivalent to such a device through the 510(k) process. The legally marketed device(s) to which equivalence is drawn is known as the "predicate" device(s).

         In order to obtain approval, applicants must submit descriptive data and, when necessary, performance data to establish that the device is substantially equivalent to a predicate device. Once approved, the basic regulatory requirements that manufacturers of medical devices distributed in the U.S. must comply with are:

     o establishment registration for device manufacturers (both domestic and foreign) and importers,

     o medical device listing by firms that manufacture, re-package and re-label, develop specifications, reprocess single-use devices, remanufacture and/or manufacture accessories and components sold directly to the end user,

     o quality system regulation, including requirements related to the methods used in and the facilities and controls used for designing, purchasing, manufacturing, packaging, labeling, storing, installing and servicing of medical devices,

     o labeling requirements as well as descriptive and informational literature that accompanies the device, and

     o medical device reporting to report incidents in which a device may have caused or contributed to a death or serious injury.

         As noted above, the CSD system has received UL-2601, CE and FCC approval, and CBM has received 510(k) clearance from the FDA to market the CSD in the United States. We also intend to apply for a CPT Code for insurance reimbursement purposes. Future products and product candidates will likely have to go through the premarket notification or premarket approval process, and will be subject to the applicable regulatory requirements discussed above. There can be no assurances that approval would be granted for any future product or product candidate, whether in the United States or elsewhere, on a timely basis or at all. Furthermore, if approval is granted, the product or device would be subject to continuing regulatory regulations and oversight. The approval process is expensive and can take a long time to complete, and the cost involved in satisfying applicable ongoing compliance requirements is high.

Research and Development

         The Company did not invest in research and development for the Better Buns or any other fitness product. Through June 30, 2005, CBM had invested $369,612 in research and development activities for the CSD system. This amount has been borne solely by CBM, and the Company does not expect in the near term to receive external funding for research and development activities. These expenditures have included retaining Averion, Inc., a clinical research organization, to assist in the development of clinical protocols, monitoring of clinical trials and analysis of data. CBM also pays for all expenses associated with its clinical trials, including fees charged by the Institutional Review Board and a fee per patient enrolled.

Employees

         The Company currently employs one individual, James F. Mongiardo, its sole director and officer.

Where You Can Find More Information

         The Company files reports with the Securities and Exchange Commission, including annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and current reports on Form 8-K. The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549. The public may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements, and other information regarding the Company and other reporting companies that file electronically with the SEC at http://www.sec.gov. While AST does not currently maintain a website, CBM's website address is: www.cardiobiomedical.com.

Management's Discussion and Analysis or Plan of Operation

         Certain statements contained in this discussion and analysis or incorporated herein by reference that are not related to historical results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are predictive, that depend upon or refer to future events or conditions, and/or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "hopes," and similar expressions constitute forward-looking statements. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), business strategies or prospects, or possible future actions by us are also forward-looking statements.

         These forward-looking statements are based on beliefs of our management as well as current expectations, projections, assumptions and information currently available to the Company and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated or implied by such forward-looking statements. Should one or more of those risks or uncertainties materialize or should underlying expectations, projections and assumptions prove incorrect, actual results may vary materially from those described. Those events and uncertainties are difficult to predict accurately and many are beyond our control. We assume no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of these statements except as specifically required by law. Accordingly, past results and trends should not be used to anticipate future results or trends.

Overview

         AST was formed in Florida in August 2001 with the plan of becoming a direct marketing company that developed and marketed premium-quality, premium-priced, branded fitness and exercise equipment to the home fitness equipment market. Our original business plan included marketing products directly to consumers through a variety of direct marketing channels.

         As an initial step, the Company licensed the rights to a portable gym subject to patent protection in the United States, to be marketed under the trademark Better Buns(R). It was the Company's intention for this product to be its first direct-marketed product. The Company was unsuccessful in attempting to raise funding to pursue this goal and, in May 2005, received notice that it was in breach of its license agreement for the Better Buns product and that the license was being terminated. Since inception to date, the Company has not generated any revenues through the sale of the Better Buns product or otherwise, and has not engaged in any research and development or marketing activities due to limited funds and resources.

         In September 2005, the Company changed focus in connection with the merger of a wholly-owned subsidiary of the Company and CardioBioMedical Corporation, a Delaware corporation. The subsidiary merged with and into CBM, with CBM as the surviving corporation and becoming a subsidiary of AST. The consideration for the merger consisted of up to 22,077,509 shares of AST common stock, $.0001 par value, payable on a one-for-one basis to the consenting shareholders of CBM and a warrant, exercisable beginning January 1, 2008, to purchase 6,500,000 shares of AST common stock at a purchase price of $.01 per share payable to the sole warrant holder of CBM in exchange for an equivalent CBM warrant. Further, the Board of Directors accepted the resignation of Curtis Olschansky as sole director and officer of the Company and elected James F. Mongiardo to fill the vacancy on the Board. Mr. Mongiardo was also elected to serve as Chief Executive Officer and President of AST.

         CBM was formed in May 2003 to commercialize devices incorporating proprietary and patented technology relating to a new scientific technique applying bio-cybernetic principles and frequency analysis in non-invasive medical devices. CBM currently is a party to a license to market in the United States, Canada and Mexico the Cardio Spectrum Diagnostic System or "CSD", a proprietary medical device designed for the non-invasive early diagnosis of coronary artery diseases, particularly myocardial injury caused by ischemia. The CSD system has received 510(k) clearance to be marketed in the United States.

         The new objective of the Company is to establish the CSD as the standard of care for the detection of early-stage ischemic heart disease. Our strategy includes first establishing the device with cardiologists and then gaining acceptance and use by other physician specialties and hospitals. We believe critical in U.S. hospital market acceptance will be the cost savings of the CSD in both the early detection of disease and the elimination of the need to perform multiple and more expensive diagnostic procedures to determine a patient's cardiac health. Results have shown that the CSD is effective at non-invasively diagnosing CAD with more than 90% sensitivity and specificity.

Critical Accounting Policies and Changes to Accounting Policies

         AST historically has utilized the following critical accounting policies in making its more significant judgments and estimates used in the preparation of its financial statements:

            Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

            Income Taxes. The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

            Loss Per Share. Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Statement of Financial Accounting Standards No. 128, Earnings Per Share. As of July 31, 2004 and 2003, there were no common share equivalents outstanding.

Plan of Operations

         Neither AST nor CBM has generated any revenues from operations or otherwise since their inception. AST intended to generate revenue through the sale of a licensed product, Better Buns(R) - a portable patented gym product, but the license to such product was terminated due to AST's failure to make minimum royalty payments. Through September 23, 2005, the Company had not been successful in raising capital for the development, marketing or sale of any other products. The Company then adopted a new strategy through the Merger with CBM.

         In order to implement the new strategy of the Company, AST will need to raise capital during the next 12 months: cash on hand was $4,564 at AST as of April 30, 2005 and $5,097 at CBM as of June 30, 2005, which amounts are inadequate to fund the companies' current projected capital requirements. Total operating expenses for AST from inception to April 30, 2005 were $473,242, which equaled the Company's losses for that period. From inception to June 30, 2005, CBM's losses equaled $2,668,168. Both entities have funded operations to date in part through the sale of equity securities and loans, although such efforts have been insufficient to effectively pursue their business strategies.

         Our capital requirements will depend on numerous factors, including but not limited to the commitments and progress of our research and development efforts, the progress of clinical trials, the cost of sales and marketing for the CSD and other products, medical and business consultants and advisors, the time and cost involved in maintaining regulatory compliance, and competing technological and market developments. Future activities, including the establishment of the CSD in the medical marketplace, will be subject to our ability to raise funds.

         We intend to raise capital primarily through the public or private sale of securities (equity and/or debt), although there can be no assurance that we will be able to obtain capital or, if such capital is available, that the terms of any financing will be acceptable. If the Company succeeds in raising capital, such funds will be used to implement the new strategy of developing clinical trial data to support the market introduction of the Cardio Spectrum Diagnostic System in the United States, Canada and Mexico. Payment for clinical trials includes retaining the services of a clinical research organization, payment to the clinical research site(s) for patients enrolled in the clinical trials, payment for the CSD unit(s) used in these clinical trials, payment for costs associated with Institution Review Board Approval, and preparation of marketing materials to support commercial introduction of the CSD.

         We intend to conduct a concentrated set of clinical trials that will begin with physicians associated with major teaching hospitals as part of our strategy of obtaining a CPT Code for the CSD to facilitate insurance reimbursement. The first such trial is currently being conducted at Cedars Sinai Medical Center in Los Angeles, California. While clinical data is being generated to support a CPT Code application, we further intend to conduct additional clinical trials to "seed" the market in the United States. We also expect that use of the CSD by cardiologists at major teaching hospitals and other opinion leaders locations will support the market introduction.

         Pursuant to its new strategy, the Company intends to continue to operate as a virtual Company as it attempts to raise capital over the next 12 months. The Company believes such an approach will help leverage results through better allocation of its capital by retaining as needed the diverse expertise required to conduct clinical trials and to prepare for market introduction. The Company does not expect to significantly increase the number of employees over the next 12 months.

         The Company also does not expect to purchase any plant or significant equipment over the next 12 months given its focus on developing clinical data and preparing for the market introduction of the CSD.

         If we are unsuccessful at raising sufficient capital to fund our operations, for whatever reason, we may be forced to seek opportunities outside of our new corporate focus or to seek a buyer for our business or another entity with which we could partner. Ultimately, if all of these alternatives fail, we may be required to cease operations and seek protection from creditors under applicable bankruptcy laws.

Off-Balance Sheet Arrangements

         Neither the Company nor its subsidiary is a party to any off-balance sheet arrangements.

Description of Property

         Neither the Company nor CBM owns any real property or any interest in real property and does not invest in real property or have any policies with respect thereto as a part of their operations or otherwise.

         The principal business address of the Company was 9700 Via Emilie in Boca Raton, Florida 33428, which was space owned by the former sole director and officer of the Company. The Company has moved its principal place of business to that of CBM, located at 2 Briar Lane, Natick, Massachusetts 01760, which is space owned by the new sole director and officer of the Company. In both cases rent has not been charged for the office space, and it is not expected that rent will be charged in the near-term.

Security Ownership of Certain Beneficial Owners and Management

         The following table shows, as of September 23, 2005, the beneficial ownership of Common Stock of the Company by (i) any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) the sole current director of the Company, (iii) the sole named executive officer of the Company, and (iv) all current directors and executive officers as a group.

          Name and Address of                   Amount and Nature of
          Beneficial Owner                      Beneficial Ownership(1)       Percent of class(2)
          ----------------                      ----------------------        ----------------
          James F. Mongiardo                          12,127,500                   36.6%
          2 Briar Lane
          Natick, MA 01760

          Charles Minutolo                             9,000,000                   27.1%
          2320 N.E. 48th Street
          Lighthouse Point, FL 33064

          Curtis Olschansky                            7,000,000                   21.1%
          9700 Via Emilie
          Boca Raton, FL 33428

          Meredith Dodrill                             3,000,000                    9.0%
          5800 Hamilton Way
          Boca Raton, FL 33496

          All current directors and                   12,127,500                   36.6 %
          executive officers as a
          group  (1 person)

         (1) Unless otherwise indicated, each of the persons named in the table above has sole voting and investment power with respect to the shares set forth opposite such person's name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group within 60 days of September 23, 2005 upon the exercise of stock options, warrants or other purchase rights, but not the exercise of options, warrants or other rights held by any other person.

         (2) Percentages were calculated assuming issued and outstanding shares of 33,175,009, which amount assumes issuance of all 22,077,509 shares of AST common stock in connection with the Merger and no disenting shares of CBM.

         The Company knows of no arrangement that may result in a change of control of AST.

Directors, Executive Officers, Promoters and Control Persons

         From September 30, 2002 through September 23, 2005, Curtis Olschansky, 42, was the sole officer and director of the Company. Mr. Olschansky served as AST's President, principal executive officer, interim principal financial officer and general counsel.

         Beginning September 23, 2005, James F. Mongiardo, 59, replaced Mr. Olschansky as sole director and was elected Chief Executive Officer and President of the Company. Mr. Mongiardo will serve as a director of the Company until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal. Mr. Mongiardo will serve as Chief Executive Officer and President of the Company until his successor is chosen and qualified or until his earlier resignation or removal.

         Mr. Mongiardo has served as sole director and President, Chief Executive Officer, Treasurer and Secretary of CBM since its inception in May 2003. In 2000, Mr. Mongiardo formed Homewood Capital Group, LLC, an investment advisory firm specializing in institutional private placements for emerging companies, at which he currently serves as Managing Director. From 1995 to 2000, Mr. Mongiardo served as Managing Director of LBC Capital, LLC, an investment banking firm. Mr. Mongiardo was Chief Executive Officer of Epigen, Inc., which subsequently changed its name to Egenix, Inc, from 1991 to 1993, and President in 1994. During 1989 and 1990, he served as Vice President of Corporate Development for Organogenesis, Inc. He served as Chief Executive Officer of Medivix, Inc., a public health care services company that provided mail order prescription services for employers and unions, from 1986 to 1988. From 1984 to 1986, Mr. Mongiardo served as President and Chief Operating Officer of Photec Diagnostics, a venture-capital financed diagnostic company that subsequently changed its name to Photest Diagnostics Inc. He served in various capacities from 1973 to 1984 at Schering-Plough Corporation. While head of U.S. marketing for the pharmaceutical division of Schering-Plough from 1980 to 1983, he introduced 12 new over-the-counter and prescription products. Mr. Mongiardo is a graduate of Johns Hopkins University (B.A.) and Harvard Law School (J.D.).

         Neither Mr. Olschansky nor Mr. Mongiardo serves as a director of any other reporting company, and there are no family relationships among the directors or executive officers (or any nominees therefor) of the Company or its subsidiary or any legal proceedings involving such individuals.

Audit Committee

         The Company currently does not have an audit committee; the sole director has acted and will continue to act as the audit committee of the Board of Directors.

Nominations

         The Board of Directors nominates candidates to stand for election as directors; other candidates also may be nominated by any stockholder, provided that such other nomination(s) are submitted in writing to the Secretary of the Company no later than 90 days prior to the meeting of stockholders at which such directors are to be elected, together with the identity of the nominator and the number of shares of the Company's stock owned, directly or indirectly, by the nominator. Directors are elected at the annual meeting of the stockholders, except for vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class (which positions may be filled by the affirmative vote of a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director), and each director elected shall hold office until such director's successor is elected and qualified or until the director's earlier death, resignation or removal. These procedures have not changed since adopted by the Company.

Executive Compensation

         From his appointment as sole director and officer of the Company in September 2002 through September 23, 2005, Mr. Olschansky did not receive any compensation (whether in cash, equity or other form) from the Company for his services as sole director and officer. Similarly, from inception of CBM through September 23, 2005, Mr. Mongiardo did not receive any cash compensation from CBM for his services as sole director and officer, but did receive 5,000,000 shares of CBM common stock that were awarded in September 2005 as a stock bonus in recognition and consideration of Mr. Mongiardo's services for and on behalf of CBM. See "Certain Relationships and Related Transactions" below for a description of the transactions between the Company and its subsidiary and their respective officers, directors and significant stockholders.

         The table below sets forth the total compensation accrued by the Company for the fiscal years ended July 31, 2004, 2003 and 2002 for the Company's former President, who was the sole executive and financial officer of the Company as of July 31, 2004. Such amounts were forgiven in full in connection with the Merger.

                           Summary Compensation Table

                                               Annual Compensation                 Long-Term Compensation
                                                      Awards                                Payouts
                                              ----------------------         --------------------------------------
Name and                          Fiscal                                      Shares Underlying         All Other
Principal Position                 Year       Salary           Bonus         Options Granted (#)       Compensation
------------------                 ----       ------           -----         -------------------       ------------
Curtis Olschansky                 2004       $ 24,000            0                   0                      0
Former President, principal       2003       $ 22,000            0                   0                      0
executive officer, interim        2002              0            0                   0                      0
principal financial officer
and general counsel


Option and Long-Term Incentive Plans

         Neither the Company nor CBM has maintained or currently maintains any option or similar equity compensation plans or programs, or any long-term incentive programs or plans, and no current or former officer has ever been granted any stock options or stock appreciation or similar rights.

Director Compensation

         The Company does not have arrangements, standard or otherwise, pursuant to which directors are compensated for services provided as directors (including as members of committees of the Board of Directors). Directors of the Company and its subsidiary have not been and currently are not compensated for their services as directors except as set forth herein.

Employment and Related Agreements

         Mr. Olschansky was not, and Mr. Mongiardo is not currently, a party to any employment agreement with the Company.

         In 2003, CBM entered into an employment agreement with Mr. Mongiardo, as Chief Executive Officer and President, for a term of five years at an annual salary of $250,000, payable upon CBM raising $500,000 in equity financing, with additional annual increases of 10% every July 1 over the life of the agreement. The agreement also calls for the officer to receive fringe benefits and participate in all CBM employment benefits as approved by the Board of Directors. As of this date, CBM has not raised the minimum equity capital and no salary has been accrued or paid to Mr. Mongiardo.

Certain Relationships and Related Transactions

         In January 2003, the Company entered into a licensing agreement with Exerciting, LLC to acquire the exclusive rights associated with a product known as Better Buns. The terms of the agreement provided that the Company would pay Exerciting a royalty of eight percent (8%) of gross revenues derived from the Company's sales of the product and that the Company must achieve certain minimum sales figures on an annual basis or pay minimum royalty payments of fifty thousand dollars ($50,000) per quarter regardless of sales achieved, and issue 100,000 shares of its common stock to the members of the licensor. Curtis Olschansky, the Company's former principal executive officer and director, is the brother of Brad Olschansky and Scott Olschansky, who are the owners and members of Exerciting, LLC. The Company issued 200,000 shares (after giving effect to the stock split discussed below) to these individuals in January 2003.

         During October 2003, the Company received non-interest bearing, unsecured, demand working capital loans in the amount of $5,000 from Mr. Olschansky, its former principal executive officer and director, and $5,000 from Meredith Dodrill, a significant stockholder. These loans were forgiven in full in connection with the Merger.

         During May 2005, the Company received a non-interest bearing, unsecured, demand working capital loan of $5,750 from Mr. Olschansky, its former principal executive officer and director. This loan was forgiven in full in connection with the Merger.

         Meredith Dodrill, a significant stockholder of the Company, is married to James Dodrill, who served as corporate legal counsel for the Company. Mr. Dodrill also acted as interim President of the Company upon its inception. As of July 31, 2004, Mr. Dodrill was owed $50,000 for legal services provided to the Company, which amount was forgiven in full in connection with the Merger.

         Because of their initiatives in founding and organizing the Company, Mr. and Mrs. Dodrill may both be considered promoters of the Company. Mrs. Dodrill is presently the holder of 3,000,000 shares of our common stock, which were issued in exchange for the forgiveness of expenses payable to Ms. Dodrill totaling $10,000.

         During 2003, Mr. Mongiardo advanced $15,413 to CBM for start-up and operating expenses. The advance is non-interest bearing, unsecured and due on demand.

Description of Securities

         The only securities of the Company currently outstanding are shares of its common stock, $.0001 par value. The Company is authorized to issue 100,000,000 shares of its common stock and 20,000,000 million shares of preferred stock, $.0001 par value, although no classes or series of preferred stock have been designated. The Board of Directors of the Company is authorized by the Company's Amended and Restated Articles of Incorporation to fix the number and designations, powers, preferences, rights and restrictions of any such class or series of preferred stock.

         Holders of the Company's common stock are entitled to one vote per share on each matter submitted to a vote at a meeting of shareholders. Except as otherwise expressly provided by the law of the State of Florida, the Company's Amended and Restated Articles of Incorporation or the resolution of the Board providing for the issue of a series of preferred stock, the holders of the common stock shall possess exclusive voting power for the election of directors and for all other purposes.

         Subject to any prior rights to receive dividends to which the holders of shares of any series of preferred stock may be entitled, the holders of shares of common stock shall be entitled to receive dividends if and when declared payable from time to time by the Board of Directors from funds legally available for payment of dividends.

         In the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, after there shall have been paid to the holders of shares of preferred stock the full amounts to which they may be entitled, the holders of the then-outstanding shares of common stock shall be entitled to receive, pro rata, any remaining assets of the Company available for distribution to shareholders. The Board of Directors may distribute in kind to the holders of common stock such remaining assets of the Company or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or entity and receive payment in cash, stock or obligations of such other corporation, trust or entity or any combination thereof, and may sell all or any part of the consideration so received, and may distribute the consideration so received or any balance or proceeds of it to holders of common stock. The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Company (unless in connection with that event the dissolution, liquidation or winding up of the Company is specifically approved), or the merger or consolidation of the Company into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Company of any class, is not deemed to be a dissolution, liquidation or winding up of this Corporation for the purposes of the foregoing.

         Pursuant to the Company's Amended and Restated Articles of Incorporation, no holder of any shares of the Company of any class now or in the future authorized has any preemptive right (other than such right, if any, as the Board of Directors in its discretion may determine) to purchase or subscribe for any additional issues of shares of the Company of any class now or in the future authorized, any shares of the Company purchased and held as treasury shares, any part paid receipts or allotment certificates in respect of any such shares, any securities convertible into or exchangeable for any such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire any such shares, whether such shares, receipts, certificates, securities, warrants or other instruments be unissued, or issued and subsequently acquired by the Company. Any such shares, receipts, certificates, securities, warrants or other instruments, in the discretion of the Board, may be offered from time to time to any holder or holders of shares of any class or classes to the exclusion of all other holders of shares of the same or any other class at the time outstanding.

Market Price of and Dividends on the Registrant's Common Equity and Other Shareholder Matters

         The Company's common stock was approved for unpriced quotation on the Over-the-Counter Bulletin Board on October 19, 2004. It trades under the symbol ASST.OB. High and low bid information for the Company's common stock is not currently available.

         As of September 26, 2005, there were 170 shareholders of record of our common stock and a total of 33,175,009 shares outstanding (which amount assumes no CBM stockholder will perfect appraisal rights and all 22,077,509 shares of AST common stock are issued in connection with the Merger).

         We have never paid any dividends and do not currently anticipate paying dividends in the future. Any payment of cash dividends in the future will be dependent upon the amount of funds legally available, our earnings, financial condition, capital requirements and other factors that our Board of Directors deems relevant.

         There are currently no outstanding options or warrants to purchase, or any securities that are convertible into, our common stock other than a single warrant to purchase 6,500,000 shares issued in connection with the Merger. Please see the description of such warrant under Items 1.01 and 3.02 in this Form 8-K filing.

         The Company does not maintain any option or similar equity compensation plans or programs.

Legal Proceedings

         Neither the Company nor its subsidiary is a party to any pending legal proceeding.

Changes in and Disagreements with Accountants

         Salberg & Company, PA ("Salberg") was dismissed as the independent auditor for the Company on March 4, 2004. Salberg's reports on the financial statements of the Company for the fiscal years ended July 31, 2003 and 2002, and for the period from August 9, 2001 (inception) through July 31, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that there was an explanatory paragraph relating to AST's ability to continue as a going concern.

         The Company's Board of Directors approved the change in accountants.

         For the fiscal years ended July 31, 2003 and 2002, for the period from August 9, 2001 (inception) through July 31, 2003, and for the interim period from August 1, 2003 to March 4, 2004 (the date the relationship ended with Salberg), there were no disagreements between the Company and Salberg (whether or not resolved) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Salberg, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

         During the fiscal years ended July 31, 2003 and 2002, and for the period from August 9, 2001 (inception) through July 31, 2003 and for the interim period from August 1, 2003 through March 4, 2004 (the date the relationship ended with Salberg), the Company had not been advised of any matters described in Regulation S-B, Item 304(a)(1)(B).

         The Company engaged Webb & Company P.A., 1501 Corporation Drive, Boynton Beach, Florida, 33426 ("Webb"), as its new independent accountants as of March 4, 2004. Prior to such date the Company did not consult with Webb regarding (i) the application of accounting principles to a specified completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matter that may have been subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

Recent Sales of Unregistered Securities

         At inception, the Company issued 10,000,000 shares (after giving effect to the two for one stock split noted below) of its common stock to its founder, Meredith Dodrill, in exchange for forgiveness of expenses payable to Ms. Dodrill totaling $10,000.

         In 2002, the Company issued an aggregate 687,500 shares (post-split) of its common stock at $.01 per share in a Rule 504 offering in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Regulation D of the Securities Act.

         During December 2002, the Company completed the sale of 210,000 shares (post-split) of its common stock at $.025 per share to twenty individuals in an offering that was conducted in reliance on Section 4(2) and Regulation D of the Securities Act. Each of the investors had access to business and financial information concerning the Company, and represented that they were acquiring the securities for investment purposes only and not with a view towards distribution or resale except in compliance with applicable securities laws. No general solicitation or advertising was used in connection with this offering and the certificates evidencing the shares that were issued contained a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom.

         During January 2003, the Company issued a total of 200,000 shares (post-split) of its restricted common stock to two individuals in connection with the execution of its license agreement with Exerciting, LLC in a private transaction exempt from registration under the Securities Act in reliance on
Section 4(2) of said act. The shares issued contained a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom.

         In January 2003, in reliance on APB No. 25, Accounting for Stock Issued to Employees, Meredith Dodrill, in what was deemed to be an effective capital contribution to the Company, transferred 7,000,000 shares of common stock to the Company. Simultaneously, the Company effectively issued 7,000,000 shares of common stock to its then-President Curtis Olschansky in exchange for future services. The shares issued had a fair value based on a then-recent cash offering price of $.025 per share for an aggregate $175,000. These shares owned by the President were not transferable and bore a substantial risk of forfeiture if services were not performed for the Company within two years from when the Company had issued the shares. As a result, the Company recorded deferred compensation with a corresponding credit to additional paid-in capital for $175,000. All such shares were deemed earned in January 2005.

         In March 2005, the Company declared a two for one common stock split for stockholders of record as of March 9, 2005.

         In September 2005, in connection with the acquisition via merger of CBM, the Company was obligated to issue up to 22,077,509 shares of its common stock, $.0001 par value, and a warrant exercisable beginning January 1, 2008 for 6,500,000 common shares at a purchase price of $.01 per share. The merger consideration payable to U.S. stockholders was issued in reliance on an exemption from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof.

Indemnification of Officers and Directors

         Section 11.3 of the Company's Amended and Restated Articles of Incorporation provides that the Company must indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that he/she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit or proceeding. Such indemnification is predicated on the individual having acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.

         In addition, the Amended and Restated Articles of Incorporation provide that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he/she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit. Such indemnification is predicated on the individual having acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         To the extent that a person has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, he/she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection therewith.

Financial Statements and Information

         The financial statements and related information for AST required by this item are hereby incorporated by reference to the Company's Annual Reports on Form 10-QSB for the fiscal years ended July 31, 2004 and 2003 and the Company's Quarterly Reports on Form 10-QSB for the fiscal quarters ended October 31, 2005, January 31, 2005 and April 30, 3005. See also Item 9.01 of this Form 8-K.

Exhibits

         See Item 9.01 herein.

Item 3.02     Unregistered Sales of Equity Securities

         In connection with the Merger discussed above, the Board of Directors of the Company authorized the issuance of up to 22,077,509 shares of its common stock, $0.0001 par value (representing 66.5% of the Company's issued and outstanding shares following the Merger), to the stockholders of CBM. Such shares will be exchanged, on a one-for-one basis, for up to 22,077,509 issued and outstanding shares of common stock, $.01 par value, held by CBM's consenting shareholders. The issuance of stock to U.S. stockholders was made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

         Immediately after the closing of the Merger, the Company had 33,175,009 shares of its common stock outstanding (which asumes no CBM stockholder perfects appraisal rights and all 22,077,509 shares of AST common stock are issued). Pursuant to the terms of the Agreement, the Company also issued a warrant to purchase 6,500,000 shares of its common stock to a warrant holder of CBM in exchange for a CBM warrant representing such holder's right to purchase 6,500,000 shares of CBM common stock. The warrant is not exercisable until January 1, 2008 and will expire on December 31, 2014. The exercise price is $.01 per share and the warrant is not assignable or transferable by the holder.

Item 5.01     Changes in Control of Registrant

         Upon the closing of the Merger described above on September 23, 2005, two former stockholders of CBM, James F. Mongiardo and Charles Minutolo, who together owned 95.7% of the issued and outstanding shares of common stock of CBM, became the controlling stockholders of the Company as a result of their ownership of approximately 63.7% of the outstanding shares of common stock the Company following the Merger. The previous controlling stockholders of the Company were Curtis Olschansky (7,000,000 shares or approximately 63%) and Meredith Dodrill (3,000,000 shares or approximately 27%). Messrs. Mongiardo and Minutolo obtained such control through the exchange by them of an aggregate 21,127,500 shares of CBM common stock for an equal number of shares of common stock of AST issued in connection with the Merger. Following the Merger, there are no arrangements known to the Company, the operation of which may at a subsequent date result in a change of control of the Company or which relate to the election of directors or other matters.

         As described in Item 5.02 below, upon the closing of the Merger, the Board of Directors of the Company consisted of one member, James F. Mongiardo.

         For the other information required by this Item 5.01, see Item 2.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On September 23, 2005 in connection with the Merger described above, the AST Board of Directors accepted the resignation of Curtis Olschansky as President, principal executive officer, principal financial officer and director of the Company and elected James F. Mongiardo to fill the vacancy on the Board. Mr. Mongiardo was also elected to serve as Chief Executive Officer and President of the Company. The size of the AST Board was fixed at one until changed in accordance with applicable law and the Company's Amended and Restated Articles of Incorporation and Bylaws.

         James F. Mongiardo, 59, has extensive experience in building companies and in the investment banking business. He has served as Chief Executive Officer for public biotechnology and healthcare services companies and as head of U.S. marketing for Schering-Plough Corporation. He has raised capital for clients through institutional private placements, directed business start-ups from concept to marketing, completed a successful turn-around, designed operative business plans, raised venture and public equity financing, created marketing and promotional plans for new products, directed acquisitions and divestitures, developed and administered sales budgets over $300 million, and managed corporate and legal services.

         Mr. Mongiardo has served as sole director and President, Chief Executive Officer, Treasurer and Secretary of CBM since its inception in May 2003. In 2000, Mr. Mongiardo formed Homewood Capital Group, LLC, an investment advisory firm specializing in institutional private placements for emerging companies, at which he currently serves as Managing Director. From 1995 to 2000, Mr. Mongiardo served as Managing Director of LBC Capital, LLC, an investment banking firm. Mr. Mongiardo was Chief Executive Officer of Epigen, Inc., which subsequently changed its name to Egenix, Inc, from 1991 to 1993, and President in 1994. During 1989 and 1990, he served as Vice President of Corporate Development for Organogenesis, Inc. He served as Chief Executive Officer of Medivix, Inc., a public health care services company that provided mail order prescription services for employers and unions, from 1986 to 1988. From 1984 to 1986, Mr. Mongiardo served as President and Chief Operating Officer of Photec Diagnostics, a venture-capital financed diagnostic company that subsequently changed its name to Photest Diagnostics Inc. He served in various capacities from 1973 to 1984 at Schering-Plough Corporation. While head of U.S. marketing for the pharmaceutical division of Schering-Plough from 1980 to 1983, he introduced 12 new over-the-counter and prescription products. Mr. Mongiardo is a graduate of Johns Hopkins University (B.A.) and Harvard Law School (J.D.).

         Mr. Mongiardo does not serve as a director of any other reporting company, and there are no family relationships among the current directors or executive officers (or nominees therefor) of AST or its subsidiary. Mr. Mongiardo is not currently a party to an employment agreement with the Company and has not been a party to any transaction with AST prior to the date of the Merger. For information on Mr. Mongiardo's employment agreement with CBM, see "Executive Compensation" herein. For more information on related party transactions, see "Certain Relationships and Related Transactions" herein.

Item 9.01.    Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

CBM Audited Financial Statements
         Report of Independent Registered Public Accounting Firm
         Balance Sheets as of December 31, 2004 and 2003
         Statements of Operations for the year ended December 31, 2004 and for the periods May 28, 2003 (inception) to December 31, 2003 and 2004 Statement of Stockholders' Equity for the period from May 28, 2003
             (inception) to December 31, 2004
         Statements of Cash Flows for the year ended December 31, 2004 and for the periods May 28, 2003 (inception) to December 31, 2003 and 2004
         Notes to Financial Statements

CBM Interim Financial Statements (unaudited)
         Condensed Balance Sheets as of June 30, 2005 and 2004 (unaudited) Condensed Statements of Operations for the six months ended June 30,
              2005 and 2004 and for the period from May 28, 2003 (inception) to June 30, 2005 (unaudited)
         Condensed Statement of Stockholders' Equity for the period from May 28,
              2003 (inception) to June 30, 2005 (unaudited)
         Condensed Statements of Cash Flows for the six months ended June 30, 2005 and 2004 and for the period from May 28, 2003 (inception) to June 30, 2005 (unaudited)
         Notes to Condensed Financial Statements (unaudited)

(b)      Pro Forma Financial Information

         Pro Forma Balance Sheets as of July 31, 2005 (unaudited)
         Pro Forma Statements of Operations as of July 31, 2005 (unaudited) Notes to Pro Forma Consolidated Financial Statements as of July 31,
             2005 (unaudited)

(d)      Exhibits

Exhibit 2.1 Agreement and Plan of Merger, dated September 23, 2005, by and among Advanced Sports Technologies, Inc., AST Acquisition Sub, Inc. and CardioBioMedical Corporation

Exhibit 3.1 Certificate of Merger, filed with Delaware on September 23, 2005, merging AST Acquisition Sub, Inc. with and into CardioBioMedical Corporation

Exhibit 3.2 Amendment and Restated Certificate of Incorporation of CardioBioMedical Corporation

Exhibit 3.3       Bylaws of CardioBioMedical Corporation

Exhibit 10.1 Agreement, as of September 16, 2005, by and between CardioBioMedical Corporation and Dan Q. Fang

Exhibit 10.2 Employment Agreement, dated June 2, 2003, by and between CardioBioMedical Corporation and James F. Mongiardo

Exhibit 21        Subsidiaries of the Company

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Advanced Sports Technologies, Inc.
                                       -----------------------------------------
                                                      (Registrant)


Date:  September 29, 2005              By: /s/ James F. Mongiardo
                                           -------------------------------------
                                           James F. Mongiardo
                                           Chief Executive Officer and President

                          CARDIO BIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2004 AND 2003

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)



                                    CONTENTS


PAGE         1        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE         2        BALANCE SHEETS AS OF DECEMBER 31, 2004 AND 2003

PAGE         3        STATEMENTS OF OPERATIONS FOR THE YEAR ENDED  DECEMBER 31,
                      2004 AND FOR THE PERIOD FROM MAY 28, 2003 (INCEPTION) TO
                      DECEMBER 31, 2003 AND FOR THE PERIOD FROM MAY 28, 2003
                      (INCEPTION) TO DECEMBER 31, 2004

PAGE         4        STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE
                      PERIOD FROM MAY 28, 2003 (INCEPTION) TO DECEMBER 31, 2004

PAGE         5        STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31,
                      2004 AND FOR THE PERIOD FROM MAY 28, 2003 (INCEPTION)
                      TO DECEMBER 31, 2003 AND FOR THE PERIOD FROM MAY 28, 2003
                      (INCEPTION) TO DECEMBER 31, 2004

PAGES      6 - 12     NOTES TO FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
CardioBioMedical Corporation
(A Development Stage Company)

We have audited the accompanying balance sheets of CardioBioMedical Corporation (a development stage company) as of December 31, 2004 and 2003 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2004 and for the periods from May 28, 2003 (inception) to December 31, 2003 and May 28, 2003 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of CardioBioMedical Corporation (a development stage company) as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the year ended December 31, 2004 and for the periods from May 28, 2003 (inception) to December 31, 2003 and May 28, 2003 (inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company is in the development stage with a working capital deficiency of $187,826 and a negative cash flow from operations of $340,252 from inception. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans concerning this matter are also described in Note 8. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.


WEBB & COMPANY, P.A.

Boynton Beach, Florida
April 18, 2005

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2004 AND 2003



                                     ASSETS
                                                                                                2004               2003
                                                                                           --------------     --------------
CURRENT ASSETS
  Cash                                                                                  $        48,102    $        45,606
                                                                                           --------------     --------------
        Total Current Assets                                                                     48,102             45,606

PROPERTY AND EQUIPMENT, NET                                                                      29,979             33,926

OTHER ASSETS
  Rights to technology, net                                                                   1,559,092          1,686,364
                                                                                           --------------     --------------

TOTAL ASSETS                                                                            $     1,637,173    $     1,765,896
                                                                                           ==============     ==============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                                                 $         9,827    $         4,913
  Due to related party                                                                           57,250             80,000
  Accrued royalty expense                                                                       153,438             15,625
  Due to officer                                                                                 15,413             15,413
                                                                                           --------------     --------------

TOTAL CURRENT LIABILITIES                                                                       235,928            115,951

STOCKHOLDERS' EQUITY
  Preferred stock, $0.01 par value, 5,000,000 shares authorized,
   none issued and outstanding                                                                       --                 --
  Common stock, $0.01 par value, 100,000,000 shares authorized, 33,577,509 and
   32,905,278 shares issued and outstanding, respectively                                       335,775            329,053
  Additional paid-in capital                                                                  3,354,478          3,058,697
  Accumulated deficit during development stage                                               (2,289,008)        (1,737,805)
                                                                                           --------------     --------------
        Total Stockholders' Equity                                                            1,401,245          1,649,945
                                                                                           --------------     --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $     1,637,173    $     1,765,896
                                                                                           ==============     ==============

                See accompanying notes to financial statements.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS


                                                                                         For The Period From     For The Period From
                                                                                            May 28, 2003             May 28, 2003
                                                                   For The Year Ended      (Inception) To           (Inception) To
                                                                    December 31, 2004     December 31, 2003       December 31, 2004
                                                                   ------------------    ------------------      -------------------
OPERATING EXPENSES
  Stock issued for services                                       $               --     $        1,532,500     $         1,532,500
  General and administrative                                                  30,620                 23,212                  53,832
  Depreciation and amortization                                              132,039                 63,702                 195,741
  Royalties                                                                  187,813                 15,625                 203,438
  Professional fees                                                          138,023                 90,000                 228,023
  Research and development                                                    64,740                 12,500                  77,240
                                                                   ------------------     ------------------     ------------------
        Total Operating Expenses                                             553,235              1,737,539               2,290,774
                                                                   ------------------     ------------------     ------------------

NET LOSS FROM OPERATIONS                                                    (553,235)            (1,737,539)             (2,290,774)

OTHER INCOME
  Interest income                                                             (2,488)                  (190)                 (2,678)
                                                                   ------------------     ------------------     ------------------
        Total Other Income                                                    (2,488)                  (190)                 (2,678)
                                                                   ------------------     ------------------     ------------------

LOSS FROM OPERATIONS                                                        (550,747)            (1,737,349)             (2,288,096)

Provision for Income Taxes                                                       456                    456                     912
                                                                   ------------------     ------------------     ------------------

NET LOSS                                                          $         (551,203)    $       (1,737,805)    $        (2,289,008)
                                                                   ==================     ==================     ==================

 Net loss per share - basic and diluted                           $            (0.02)    $            (0.30)    $             (0.09)
                                                                   ==================     ==================     ==================

Weighted average number of shares outstanding during the
  period - basic and diluted                                              33,398,662              5,845,637              24,643,495
                                                                   ==================     ==================     ==================

                 See accompanying notes to financial statements.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
        FOR THE PERIOD FROM MAY 28, 2003 (INCEPTION) TO DECEMBER 31, 2004


                                                                                                       Accumulated
                                                                                         Additional   Deficit During
                                       Preferred Stock             Common Stock           Paid-In      Development
                                      Shares     Amount      Shares         Amount       Capital          Stage            Total
                                     --------   --------  ------------  -----------    -----------   ----------------   ------------
Common stock issued to founders
 for cash ($0.10 per share)               --    $   --          2,500   $        25    $       225   $            --    $       250

Common stock issued for
 license ($0.10 per share)                --        --     16,500,000       165,000      1,485,000                --      1,650,000

Common stock issued to officer
 as compensation ($0.10 per share)        --        --      7,125,000        71,250        641,250                --        712,500

Common stock issued for cash
 ($0.10 per share)                        --        --        800,000         8,000         72,000                --         80,000

Common stock issued for cash
 ($0.45 per share)                        --        --        277,778         2,778        122,222                --        125,000

Common stock issued to
 consultant for services
 ($0.10 per share)                        --        --      8,200,000        82,000        738,000                --        820,000

Net loss for the period from
 May 28, 2003 (inception) to
 December 31, 2003                        --        --            --             --             --        (1,737,805)    (1,737,805)
                                     --------   --------  ------------  ------------   ------------  ----------------   ------------

Balance, December 31, 2003                --        --     32,905,278       329,053      3,058,697        (1,737,805)     1,649,945

Common stock issued for cash
 ($0.45 per share)                        --        --        672,231         6,722        295,781                --        302,503

Net loss, 2004                            --        --             --            --             -           (551,203)      (551,203)
                                     --------   --------  ------------  ------------   ------------  ----------------   ------------

BALANCE, DECEMBER 31, 2004                --    $   --     33,577,509   $   335,775    $ 3,354,478   $    (2,289,008)   $ 1,401,245
                                     ========   ========  ============  ============   ============  ================   ============


                 See accompanying notes to financial statements.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS



                                                                                           For The Period       For The Period
                                                                      For The Year        From May 28, 2003    From May 28, 2003
                                                                          Ended             (Inception) To       (Inception) To
                                                                    December 31, 2004     December 31, 2003     December 31, 2004
                                                                    -----------------     -----------------     -----------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                         $    (551,203)        $     (1,737,805)     $   (2,289,008)
   Adjustments to reconcile net loss to net cash
    used in operating activities:
     Stock issued for services                                                 --                1,532,500           1,532,500
     Depreciation and amortization                                        132,039                   63,702             195,741
    Changes in operating assets and liabilities:
     Increase in accounts payable and accrued expenses                      4,914                    4,913               9,827
     Increase in accrued royalty expenses                                 137,813                   15,625             153,438
     Increase in accounts payable -  related party                        (22,750)                  80,000              57,250
                                                                     --------------       ------------------    ---------------
          Net Cash Used In Operating Activities                          (299,187)                 (41,065)           (340,252)
                                                                     --------------       ------------------    ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                        (820)                 (33,992)            (34,812)
   Purchase of license rights                                                  --                 (100,000)           (100,000)
                                                                     --------------       ------------------    ---------------
          Net Cash Used In Investing Activities                              (820)                (133,992)           (134,812)
                                                                     --------------       ------------------    ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock                                 302,503                  205,250             507,753
   Due to stockholder                                                          --                   15,413              15,413
                                                                     --------------       ------------------    ---------------
          Net Cash Provided By Financing Activities                       302,503                  220,663             523,166
                                                                     --------------       ------------------    ---------------

 NET INCREASE (DECREASE) IN CASH                                            2,496                   45,606              48,102

 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                          45,606                       --                  --
                                                                     --------------       ------------------    ---------------

 CASH AND CASH EQUIVALENTS AT END OF PERIOD                         $      48,102         $         45,606      $       48,102
                                                                     ==============      ===================    ===============


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

During 2003, the Company issued 16,500,000 shares of common stock with a fair value of $1,650,000 for the license rights to the bio-cybernetic technology and frequency analysis technology.

                 See accompanying notes to financial statements.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2004 AND 2003



NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

       (A) Organization

       CardioBioMedical Corporation (a development stage company) (the "Company") was incorporated under the laws of the State of Delaware on May 28, 2003. The Company was organized to commercialize a scientific technique applying bio-cybernetic principles and frequency analysis in a non-invasive medical diagnosis of coronary artery disease. Activities during the development stage include developing and implementing it business plan and raising capital.

       (B) Use of Estimates

       In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

       (C) Income Taxes

       The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

       (D) Loss Per Share

       Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share." As of December 31, 2004 and 2003, there were no common share equivalents outstanding.

       (E) Fair Value of Financial Instruments

       The carrying amounts of the Company's financial instruments including accounts payable approximate fair value due to the relatively short period to maturity for this instrument.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2004 AND 2003



       (F) Revenue Recognition

       Revenues from the sale of the Company's medical devices are recognized upon delivery of the equipment and when risk of loss has been transferred to the customer. The Company recognizes software license fees over the term of the license.

       (G) Property and Equipment

       Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of three to five years.

       (H) Business Segments

       The Company operates in one segment and therefore segment information is not presented.

       (I) Concentrations of Credit Risk

       The Company's products require approval from the Food and Drug Administration prior to commercial sales. The Company's future products may not receive required approvals. If the Company is denied such approval, or if such approval is delayed, it would have a materially adverse impact on the Company's business, results of operations and financial condition.

       (J) Intangible Assets

       The Company follows the provisions of FASB Statement No. 142, Goodwill and Other Intangible Assets. Pursuant to Statement 142, goodwill and intangible assets acquired in a purchase business combination and determined to have indefinite useful lives are not amortized, but instead tested for impairment at least annually in accordance with the provisions of Statement 142. Statement 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with FASB Statement No. 144, Accounting for Impairment or Disposal of Long-Lived Assets. Intangible assets, which consist of license rights to patents, are amortized using the straight-line method over the license rights of 15 years.

       (K) Research and Development

       The Company accounts for research and development costs in accordance with SFAS No. 2, Accounting for Research and Development Costs. Under SFAS No. 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company sponsored research and development costs related to both present and future products are expensed in the period incurred. Total expenditures on research and product development incurred for 2004, for the period from May 28, 2003 to December 31, 2003, and for the period from May 28, 2003 to December 31, 2004 were $64,740, $12,500 and $77,240, respectively.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2004 AND 2003



       (L) Impairment of Long-Lived Assets

       The Company has adopted SFAS No. 144, which requires that long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets annually. SFAS No. 144 also requires that assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

       (M) Recent Accounting Pronouncements

       Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4"" SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29," and SFAS No. 123 (revised
       2004), "Share-Based Payment," were recently issued. SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

NOTE 2 PROPERTY AND EQUIPMENT

       Property and equipment at December 31, 2004 and 2003 consisted of the following:

                                                   2004               2003
                                              --------------     --------------

       Diagnostic equipment                  $      30,000      $     30,000
       Office equipment                              4,812             3,992
       Less accumulated depreciation                (4,833)              (66)
                                              --------------     --------------

                                             $      29,979      $     33,926
                                              ==============     ==============

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2004 AND 2003



       Depreciation expense for the year ended December 31, 2004, the period from May 28, 2003 to December 31, 2003 and the period from May 28, 2003 to December 31, 2004, was $4,767, $66 and $4,833.

NOTE 3 LICENSE AGREEMENT

       During 2003, the Company purchased the license rights to the bio-cybernetic technology and frequency analysis technology for cash of $100,000 and 16,500,000 shares of common stock with a fair value of $1,650,000. The license period expires March 2018.

       Licenses at December 31, 2004 and 2003 were as follows:

                                                 2004                 2003
                                            -------------       --------------

       License                             $   1,750,000       $     1,750,000
       Less accumulated amortization             190,908                63,636
                                            -------------       --------------

                                           $   1,559,092       $     1,686,364
                                            =============       ==============

       During the year ended December 31, 2004, the period from May 28, 2003 to December 31, 2003 and the period from May 28, 2003 to December 31, 2004, the Company recorded amortization expense of $127,272, $63,636 and $190,908, respectively.

NOTE 4 STOCKHOLDERS' EQUITY

       (A) Common Stock Issued for Cash

       During 2003, the Company issued 2,500 shares of common stock to its founder for cash of $250 ($0.10 per share).

       During 2003, the Company issued 800,000 shares of common stock for cash of $80,000 ($0.10 per share).

       During 2003, the Company issued 277,778 shares of common stock for cash of $125,000 ($0.45 per share).

       During 2004, the Company issued 672,231 shares of common stock for cash of $302,503 ($0.45 per share).

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2004 AND 2003



       (B) Common Stock Issued for Services

       During 2003, the Company issued 7,125,000 shares of common stock for officer compensation valued for financial accounting purposes at $712,500 ($0.10 per share) based upon recent cash offering prices.

       During 2003, the Company issued 16,500,000 shares of common stock for licensing rights valued for financial accounting purposes at $1,650,000 ($0.10 per share) based upon recent cash offering prices.

       During 2003, the Company issued 8,200,000 shares of common stock for consulting services valued for financial accounting purposes at $820,000 ($0.10 per share) based upon recent cash offering prices.

       (C) Amendment to Articles of Incorporation

       During 2003, the Company amended its Articles of Incorporation to provide for an increase in its authorized share capital. The authorized capital stock increased to 100,000,000 common shares at a par value of $0.01 per share, and 5,000,000 preferred shares at a par value of $0.01 with class and series designations, voting rights, and relative rights and preferences to be determined by the Board of Directors of the Company from time to time.

NOTE 5 RELATED PARTY TRANSACTIONS

       During 2003, the Company issued 7,125,000 shares of common stock to its President for services with a fair value of $712,500.

       During 2003, an officer advanced the Company $15,413 for start-up and operating expenses. The advance is non-interest bearing, unsecured and due on demand.

       During 2004 and 2003, the Company recorded royalty expenses due to a related party of $187,513 and $15,625, respectively.

NOTE 6 COMMITMENTS AND CONTINGENCIES

       (A) License Agreement

       During 2003, the Company acquired the North America license rights to the bio-cybernetic technology and frequency analysis technology covered by U.S. Patent 6,145,228 and copyright TXU 856-320. The license period is for the life of the patent or for 15 years from the first sale of products developed using the license rights. As of December 31, 2004, the Company has not sold any products.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2004 AND 2003



       (B) Employment Agreement

       During 2003, the Company entered into an employment agreement with an individual to assume the position of Chief Executive Officer and President for a term of five years at an annual salary of $250,000 upon the Company raising $500,000 in equity financing, with additional annual increases of 10% every July 1 over the life of the agreement. The agreement also calls for the officer to receive fringe benefits and participate in all Company employment benefits as approved by the Board of Directors. As of December 31, 2004, the Company has not raised the minimum equity capital and no salary has been accrued or paid.

NOTE 7 INCOME TAXES

       Income tax expense (benefit) for the periods ended December 31, 2004 and 2003 is summarized as follows:

                                                                                   2004                 2003
                                                                             ----------------      --------------
       Current:
         Federal                                                           $             --      $           --
         State                                                                          465                 465
         Deferred - Federal and State                                                    --                  --
                                                                             ----------------      --------------

       Income tax expense (benefit)                                        $            465      $          465
                                                                             ================      ==============

       The Company's tax expense differs from the "expected" tax expense for the periods ended December 31, 2004 and 2003 as follows:

                                                                                   2004                  2003
                                                                             ----------------      --------------

       U.S. Federal income tax expense (benefit)                           $       (192,921)     $     (608,138)
       State income tax expense (benefit)                                               465                 465
       Effect on net operating loss carryforward                                    192,921             608,138
                                                                             ----------------      -------------

                                                                           $            465      $          465
                                                                             ================      ==============

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2004 AND 2003



       The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2004 and 2003 are as follows:

                                                                                 2004                  2003
                                                                            ---------------      --------------
       Deferred tax assets:
       Net operating loss carryforward                                    $        801,059     $       608,138
                                                                            ---------------      --------------
         Total gross deferred tax assets                                           801,059             608,138
       Less valuation allowance                                                    801,059             608,138
                                                                            ---------------      --------------

         Net deferred tax assets                                          $             --     $            --
                                                                            ===============      ==============

       At December 31, 2004, the Company had a net operating loss carryforward of approximately $2,289,000 for U.S. Federal income tax purposes available to offset future taxable income expiring through 2024. The net change in the valuation allowance during the year ended December 31, 2004 was an increase of $192,921.

NOTE 8 GOING CONCERN

       As reflected in the accompanying financial statements, the Company is in the development stage with a working capital deficiency of $187,826 and a negative cash flow from operations of $340,252 from inception. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

       Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE 9 SUBSEQUENT EVENT

       During 2005, the Company received a loan from a stockholder of $44,459 for working capital. The loan bears interest of 8% per annum, is due on demand and unsecured.

                          CARDIO BIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                         CONDENSED FINANCIAL STATEMENTS
                          AS OF JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)


                                    CONTENTS


PAGE      1    CONDENSED BALANCE SHEETS AS OF JUNE 30, 2005 AND 2004 (UNAUDITED)

PAGE      2    CONDENSED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE
               30, 2005 AND 2004 AND FOR THE PERIOD FROM MAY 28, 2003
               (INCEPTION) TO JUNE 30, 2005 (UNAUDITED)

PAGE      3    CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY FOR THE PERIOD FROM
               MAY 28, 2003 (INCEPTION) TO JUNE 30, 2005 (UNAUDITED)

PAGE      4    CONDENSED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE
               30, 2005 AND 2004 AND FOR THE PERIOD FROM MAY 28, 2003
               (INCEPTION) TO JUNE 30, 2005 (UNAUDITED)

PAGES  5 - 10  NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            CONDENSED BALANCE SHEETS
                          AS OF JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

                                                             ASSETS
                                                                                              2005                    2004
                                                                                       -----------------      ------------------
CURRENT ASSETS
  Cash                                                                               $           5,098      $           167,089
                                                                                       -----------------      ------------------
        Total Current Assets                                                                     5,098                  167,089

PROPERTY AND EQUIPMENT, NET                                                                     26,498                   34,242

OTHER ASSETS
  Rights to technology, net                                                                  1,384,092                1,511,364
                                                                                       -----------------      ------------------

TOTAL ASSETS                                                                         $       1,415,688      $         1,712,695
                                                                                       =================      ==================


                                              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                                              $          17,664      $                --
  Due to related party                                                                          57,250                   67,500
  Accrued royalty expense                                                                      278,438                    6,250
  Advance payable                                                                                   --                  100,000
  Loans payable- officer                                                                        60,251                   15,413
                                                                                       -----------------      ------------------

TOTAL CURRENT LIABILITIES                                                                      413,603                  189,163

STOCKHOLDERS' EQUITY
  Preferred stock, $0.01 par value, 5,000,000 shares authorized, none issued and
   outstanding                                                                                      --                       --
  Common stock, $0.01 par value, 100,000,000 shares authorized, 33,577,509 and
   33,349,724 shares issued and outstanding, respectively                                      335,575                  333,497
  Additional paid-in capital                                                                 3,354,678                3,254,253
  Accumulated deficit during development stage                                              (2,688,168)              (2,064,218)
                                                                                       -----------------      ------------------
         Total Stockholders' Equity                                                          1,002,085                1,523,532
                                                                                       -----------------      ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $       1,415,688      $         1,712,695
                                                                                       =================      ==================


       See accompanying notes to condensed financial statements.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                                                                           For the Period from
                                                                                                               May 28, 2003
                                                          For the Six Months       For the Six Months         (Inception) To
                                                          Ended June 30, 2005      Ended June 30, 2004         June 30, 2005
                                                          --------------------     --------------------     --------------------
OPERATING EXPENSES
  Stock issued for services                            $                  --    $                  --    $           1,532,500
  General and administrative                                          12,989                   16,681                   66,356
  Depreciation and amortization                                      178,481                  175,504                  374,222
  Royalties                                                          125,000                   40,625                  328,438
  Professional fees                                                    4,850                   12,009                   18,538
  Research and development                                            77,572                   82,807                  369,612
                                                          --------------------     --------------------     --------------------
        Total Operating Expenses                                     398,892                  327,626                2,689,666
                                                          --------------------     --------------------     --------------------

NET LOSS FROM OPERATIONS                                            (398,892)                (327,626)              (2,689,666)

OTHER INCOME (EXPENSE)
  Interest expense                                                      (376)                      --                     (376)
  Interest income                                                        108                    1,213                    2,786
                                                          --------------------     --------------------     --------------------
        Total Other Income (Expense)                                    (268)                   1,213                    2,410
                                                          --------------------     --------------------     --------------------

LOSS FROM OPERATIONS                                                (399,160)                (326,413)              (2,687,256)

Provision for Income Taxes                                                --                       --                      912
                                                          --------------------     --------------------     --------------------

NET LOSS                                               $            (399,160)   $            (326,413)   $          (2,688,168)
                                                          ====================     ====================     ====================

 Net loss per share - basic and diluted                $               (0.01)   $               (0.01)   $               (0.10)
                                                          ====================     ====================     ====================

Weighted average number of shares outstanding
  during the period - basic and diluted                           33,577,509               33,228,177               26,901,954
                                                          ====================     ====================     ====================


            See accompanying notes to condensed financial statements.

                         CARDIOBIOMEDICAL CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                   CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY
          FOR THE PERIOD FROM MAY 28, 2003 (INCEPTION) TO JUNE 30, 2005
                                   (UNAUDITED)

                                                                                                         Accumulated
                                                                                           Additional   Deficit During
                                            Preferred Stock         Common Stock            Paid-In      Development
                                           Shares    Amount     Shares        Amount        Capital         Stage           Total
                                           -------   ------  -----------   ------------   ------------  --------------  ------------
Common stock issued to founders for
 cash ($0.10 per share)                         --   $   --        2,500   $        25    $       225   $        --     $       250

Common stock issued for license
 ($0.10 per share)                              --       --   16,500,000       165,000      1,485,000            --       1,650,000

Common stock issued to officer as
 compensation ($0.10 per share)                 --       --    7,125,000        71,250        641,250            --         712,500

Common stock issued for cash
 ($0.10 per share)                              --       --      800,000         8,000         72,000            --          80,000

Common stock issued for cash
 ($0.45 per share)                              --       --      277,778         2,778        122,222            --         125,000

Common stock issued to consultant
 for services ($0.10 per share)                 --       --    8,200,000        82,000        738,000            --         820,000

Net loss for the period from
 May 28, 2003 (inception) to
 December 31, 2003                              --       --           --            --             --     (1,737,805)    (1,737,805)
                                           -------   ------  -----------   ------------   ------------  --------------  ------------

Balance, December 31, 2003                      --       --   32,905,278       329,053      3,058,697     (1,737,805)     1,649,945

Common stock issued for cash
 ($0.45 per share)                              --       --      672,231         6,722        295,781             --        302,503

Net loss, 2004                                  --       --           --            --             --       (551,203)      (551,203)
                                           -------   ------  -----------   ------------   ------------  --------------  ------------

Balance, December 31, 2004                      --       --   33,577,509       335,775      3,354,478     (2,289,008)     1,401,245

Net loss for the six months ended
 June 30, 2005                                  --       --           --            --             --       (399,160)      (399,160)
                                           -------   ------  -----------   ------------   ------------  --------------  ------------

BALANCE, JUNE 30, 2005                          --   $   --   33,577,509   $   335,775    $ 3,354,478   $ (2,688,168)   $ 1,002,085
                                           =======   ======  ===========   ============   ============  ==============  ============


                 See accompanying notes to financial statements.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                                                                   For the Period
                                                                                                                        from
                                                                              For the Six        For the Six        May 28, 2003
                                                                              Months Ended       Months Ended      (Inception) To
                                                                             June 30, 2005      June 30, 2004       June 30, 2005
                                                                           ----------------   ----------------   ------------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                              $       (399,160)   $      (526,413)   $      (2,688,168)
   Adjustments to reconcile net loss to net cash used in operating activities:
    Stock issued for services                                                          --                 --            1,532,500
    Depreciation and amortization                                                 178,481            175,504              374,222
   Changes in operating assets and liabilities:
    Increase in accounts payable and accrued expenses                               7,837             (4,913)              17,664
    Increase in accrued royalty expenses                                          125,000             (9,375)             278,438
    Increase in accounts payable -  related party                                      --            (12,500)              57,250
                                                                           ----------------   ----------------   ------------------
          Net Cash Used In Operating Activities                                   (87,842)          (177,697)            (428,094)
                                                                           ----------------   ----------------   ------------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                                  --               (820)             (34,812)
   Purchase of license rights                                                          --                 --             (100,000)
                                                                           ----------------   ----------------   ------------------
          Net Cash Used In Investing Activities                                        --               (820)            (134,812)
                                                                           ----------------   ----------------   ------------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock                                              --            200,000              507,753
   Advance payable                                                                     --            100,000                   --
   Due to stockholder                                                              44,838                 --               60,251
                                                                           ----------------   ----------------   ------------------
          Net Cash Provided By Financing Activities                                44,838            300,000              568,004
                                                                           ----------------   ----------------   ------------------

 NET INCREASE (DECREASE) IN CASH                                                  (43,004)           121,483                5,098

 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                  48,102             45,606                   --
                                                                           ----------------   ----------------   ------------------

 CASH AND CASH EQUIVALENTS AT END OF PERIOD                              $          5,098    $       167,089    $           5,098

 SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
  FINANCING ACTIVITIES:

 Cash paid for income taxes                                              $            456    $           456    $             912

 Cash paid for interest                                                  $             --    $            --    $              --
                                                                           ================   ================   ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

During 2003, the Company issued 16,500,000 shares of common stock with a fair value of $1,650,000 for the license rights to the bio-cybernetic technology and frequency analysis technology.

            See accompanying notes to condensed financial statements.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)


NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

       (A) Basis of Presentation

       The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information necessary for a comprehensive presentation of financial position and results of operations.

       It is management's opinion however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statements presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

       (B) Organization

       CardioBioMedical Corporation (a development stage company) (the "Company") was incorporated under the laws of the State of Delaware on May 28, 2003. The Company was organized to commercialize a scientific technique applying bio-cybernetic principles and frequency analysis in a non-invasive medical diagnosis of coronary artery disease. Activities during the development stage include developing and implementing it business plan and raising capital.

       (C) Use of Estimates

       In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

       (D) Income Taxes

       The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                          CARDIOBIOMEDICAL CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)


       (E) Loss Per Share

       Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share." As of June 30, 2005 and 2004, there were no common share equivalents outstanding.

       (F) Fair Value of Financial Instruments

       The carrying amounts of the Company's financial instruments including accounts payable approximate fair value due to the relatively short period to maturity for this instrument.

       (G) Revenue Recognition

       Revenues from the sale of the Company's medical devices are recognized upon delivery of the equipment and when risk of loss has been transferred to the customer. The Company recognizes software license fees over the term of the license.

       (H) Property and Equipment

       Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of three to five years.

       (I) Business Segments

       The Company operates in one segment and therefore segment information is not presented.

       (J) Concentrations of Credit Risk

       The Company's products require approval from the Food and Drug Administration prior to commercial sales. The Company's future products may not receive required approvals. If the Company is denied such approval, or if such approval is delayed, it would have a materially adverse impact on the Company's business, results of operations and financial condition.

       (K) Intangible Assets

       The Company follows the provisions of FASB Statement No. 142, Goodwill and Other Intangible Assets. Pursuant to Statement 142, goodwill and intangible assets acquired in a purchase business combination and determined to have indefinite useful lives are not amortized, but instead tested for impairment at least annually in accordance with the provisions of Statement 142. Statement 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with FASB Statement No. 144, Accounting for Impairment or Disposal of Long-Lived Assets. Intangible assets, which consist of license rights to patents, are amortized using the straight-line method over the license rights of 15 years.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)


       (L) Research and Development

       The Company accounts for research and development costs in accordance with SFAS No. 2, Accounting for Research and Development Costs. Under SFAS No. 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company sponsored research and development costs related to both present and future products are expensed in the period incurred.

       (M) Impairment of Long-Lived Assets

       The Company has adopted SFAS No. 144, which requires that long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets annually. SFAS No. 144 also requires that assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

       (N) Recent Accounting Pronouncements

       Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4"" SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29," and SFAS No. 123 (revised
       2004), "Share-Based Payment," were recently issued. SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)


NOTE 2 LOANS PAYABLE - OFFICER

       During 2005, the Company received a loan from a stockholder of $44,459 for working capital. The loan bears interest of 8% per annum, is due on demand and unsecured.

NOTE 3 STOCKHOLDERS' EQUITY

       (A) Common Stock Issued for Cash

       During 2003, the Company issued 2,500 shares of common stock to its founder for cash of $250 ($0.10 per share).

       During 2003, the Company issued 800,000 shares of common stock for cash of $80,000 ($0.10 per share).

       During 2003, the Company issued 277,778 shares of common stock for cash of $125,000 ($0.45 per share).

       During 2004, the Company issued 672,231 shares of common stock for cash of $302,503 ($0.45 per share).

       (B) Common Stock Issued for Services

       During 2003, the Company issued 7,125,000 shares of common stock for officer compensation valued for financial accounting purposes at $712,500 ($0.10 per share) based upon recent cash offering prices.

       During 2003, the Company issued 16,500,000 shares of common stock for licensing rights valued for financial accounting purposes at $1,650,000 ($0.10 per share) based upon recent cash offering prices.

       During 2003, the Company issued 8,200,000 shares of common stock for consulting services valued for financial accounting purposes at $820,000 ($0.10 per share) based upon recent cash offering prices.

       (C) Amendment to Articles of Incorporation

       During 2003, the Company amended its Articles of Incorporation to provide for an increase in its authorized share capital. The authorized capital stock increased to 100,000,000 common shares at a par value of $0.01 per share, and 5,000,000 preferred shares at a par value of $0.01 with class and series designations, voting rights, and relative rights and preferences to be determined by the Board of Directors of the Company from time to time.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)


NOTE 4 RELATED PARTY TRANSACTIONS

       During 2003, the Company issued 7,125,000 shares of common stock to its President for services with a fair value of $712,500.

       During 2003, an officer advanced the Company $15,413 for start-up and operating expenses. The advance is non-interest bearing, unsecured and due on demand.

       During 2005 and 2004, the Company recorded royalty expenses due to a related party of $125,000 and $40,625, respectively.

       During 2005, an officer loaned the Company $44,459 for working capital. The loan bears interest at 8%, is unsecured and due on demand.

NOTE 5 COMMITMENTS AND CONTINGENCIES

       (A) License Agreement

       During 2003, the Company acquired the North America license rights to the bio-cybernetic technology and frequency analysis technology covered by U.S. Patent 6,145,228 and copyright TXU 856-320. The license period is for the life of the patent or for 15 years from the first sale of products developed using the license rights. The agreement requires a royalty payment of 5% of all sales after initial sales of $3,000,000 or 50 units, minimum royalties equal to 12.5% of all equity raised in the fist year and minimum annual royalties of $250,000, thereafter. As of June 30, 2005, the Company has not sold any products.

       (B) Employment Agreement

       During 2003, the Company entered into an employment agreement with an individual to assume the position of Chief Executive Officer and President for a term of five years at an annual salary of $250,000 upon the Company raising $500,000 in equity financing, with additional annual increases of 10% every July 1 over the life of the agreement. The agreement also calls for the officer to receive fringe benefits and participate in all Company employment benefits as approved by the Board of Directors. As of June 30, 2005, the Company has not raised the minimum equity capital and no salary has been accrued or paid.

                          CARDIOBIOMEDICAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)


NOTE 6 GOING CONCERN

       As reflected in the accompanying financial statements, the Company is in the development stage with a working capital deficiency of $408,505 and a negative cash flow from operations of $428,094 from inception. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

       Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

                       ADVANCED SPORTS TECHNOLOGIES, INC.
                             PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS
                               AS OF JULY 31, 2005

                       ADVANCED SPORTS TECHNOLOGIES, INC.
                            PRO FORMA BALANCE SHEETS
                                  JULY 31, 2005
                                   (UNAUDITED)

                                                                        Historical
                                                       Advanced Sports
                                                        Technologies,       CardioBioMedical       Pro Forma
                                                             Inc.             Corporation         Adjustments      Pro Forma
                                                       ---------------    ------------------      -----------    -------------
CURRENT ASSETS
 Cash                                                 $          4,564   $           5,098                      $      9,662
                                                       ---------------    ------------------                     -------------
     Total Current Assets                                        4,564               5,098                             9,662
                                                       ---------------    ------------------                     -------------

PROPERTY AND EQUIPMENT - NET                                        --              26,498                            26,498

INTANGIBLE ASSETS                                                   --           1,384,092                         1,384,092
                                                       ---------------    ------------------                     -------------

TOTAL ASSETS                                          $          4,564   $       1,415,688                      $  1,420,252
                                                       ===============    ==================                     =============

CURRENT LIABILITIES
 Accounts payable and accrued expenses                $          7,680   $          17,664                      $     25,344
 Accounts payable - related parties                            350,000              57,250                           407,250
 Loans payable - related parties                                10,000              60,251                            70,251
 Royalty payable                                                    --             278,438                           278,438
                                                       ---------------    ------------------                     -------------

TOTAL LIABILITIES                                              367,680             413,603                           781,283
                                                       ---------------    ------------------                     -------------

STOCKHOLDERS' EQUITY (DEFICIENCY)
 Preferred stock, $0.0001 par value, 20,000,000
   shares authorized, none issued and outstanding                   --                  --                                --
 Common stock, $0.0001 par value, 100,000,000
   shares authorized, 27,626,259 shares issued and
   outstanding                                                     555             335,575  (1)    (333,367)           2,763
 Additional paid-in capital                                    286,571           3,354,678  (1)     333,367        3,499,374
                                                                                                   (475,242)
 Accumulated deficit during development stage                 (475,242          (2,688,168) (1)     475,242       (2,688,168)
 Less deferred compensation                                   (175,000                  --               --         (175,000)
                                                       ---------------    ------------------                     -------------
     Total Stockholders' Equity (Deficiency)                  (363,116           1,002,085                           638,969
                                                       ---------------    ------------------                     -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
 (DEFICIENCY)                                         $          4,564   $       1,415,688                      $  1,420,252
                                                       ===============    ==================                     =============


            See accompanying notes to pro forma financial statements.

                       ADVANCED SPORTS TECHNOLOGIES, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                                  JULY 31, 2005
                                   (UNAUDITED)


                                                            Historical
                                             Advanced Sports
                                              Technologies,       CardioBioMedical           Pro Forma
                                                   Inc.              Corporation            Adjustments        Pro Forma
                                             -----------------   --------------------      ---------------   --------------
REVENUE                                     $             --    $                --                         $           --

COST OF GOODS SOLD                                        --                     --                                     --
                                             -----------------   --------------------                        --------------

GROSS PROFIT                                              --                     --                                     --
                                             -----------------   --------------------                        --------------

OPERATING EXPENSES
 Depreciation and amortization                            --                135,016                                135,016
 Research and development                                 --                184,305                                184,305
 Royalty expense                                     150,000                272,188  (1)       (150,000)           272,188
 In-kind contribution of services                     20,000                     --  (1)        (20,000)                --
 Professional fees                                     4,600                  6,064  (1)         (4,600)             6,064
 General and administrative expenses                   3,028                 26,928  (1)         (3,028)            26,928
                                             -----------------   --------------------                        --------------
       Total Operating Expenses                      177,628                624,501                                624,501
                                             -----------------   --------------------                        --------------

LOSS FROM OPERATIONS                                (177,628)              (624,501)                              (624,501)

OTHER INCOME (EXPENSE)
 Interest expense                                         --                   (376)                                  (376)
 Interest income                                          --                  1,383                                  1,383
                                             -----------------   --------------------                        --------------
       Total Other Expense                                --                  1,007                                  1,007
                                             -----------------   --------------------                        --------------

LOSS FROM CONTINUING OPERATIONS BEFORE
 PROVISION FOR INCOME TAXES                         (177,628)              (623,494)                              (623,494)

PROVISION FOR INCOME TAXES                                --                    456                                    456
                                             -----------------   --------------------                        --------------

NET LOSS                                    $       (177,628)   $          (623,950)                        $     (623,590)
                                             =================   ====================                        ==============

Pro forma net loss per share -
 basic and diluted                                                                                          $        (0.02)
                                                                                                             ==============

Pro forma weighted average number of
 shares outstanding - basic and diluted                                                                         27,626,259
                                                                                                             ==============


            See accompanying notes to pro forma financial statements.

                       ADVANCED SPORTS TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  JULY 31, 2005
                                   (UNAUDITED)



NOTE: (1)     To record the reverse merger and recapitalization of
              CardioBioMedical Corporation by Advanced Sports Technologies, Inc.